Rule 497(k)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT VEST NASDAQ-100® BUFFER ETF – SEPTEMBER

(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS AND SUMMARY PROSPECTUS

JUNE 18, 2024

Notwithstanding anything to the contrary in the Fund’s Prospectus or Summary Prospectus, the Average Annual Total Return table in the section entitled “Annual Total Return” is deleted in its entirety and replaced with the following:

Average Annual Total Returns for the Periods Ended December 31, 2023

	1 Year	Since Inception	Inception Date
Return Before Taxes	42.11%	7.44%	9/17/2021
Return After Taxes on Distributions	42.11%	7.44%
Return After Taxes on Distributions and Sale of Fund Shares	24.93%	5.73%
Nasdaq-100 Index® (reflects no deduction for fees, expenses or taxes)	55.13%	5.03%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	4.92%

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE